Exhibit 99.1

U.S. Well Services, LLC Matlin & Partners Acquisition Corporation October 9, 2018 Investor Presentation

Disclaimer

FORWARD-LOOKING STATEMENTS

Certain statements contained in this presentation ("Presentation"), which reflect the current views of Matlin & Partners Acquisition Corporation ("MPAC"), U.S. Well Services, LLC ("USWS"), and USWS Holdings LLC, a holding company for USWS ("USWS Holdings"), with respect to future events and financial performance, and any other statements of a future or forward-looking nature, constitute "forward-looking statements" for the purposes of federal securities laws. These forward-looking statements include, but are not limited to, statements with respect to the completion of the transactions contemplated by the definitive merger and contribution agreement among MPAC, USWS Holdings and the other parties named therein and the future operating and financial performance, business plans and prospects of the combined company. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The forward-looking statements contained in this Presentation are based on MPAC's and USWS' current expectations and beliefs concerning future developments and their potential effects on MPAC and USWS. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond MPAC's and USWS' control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

A description of certain risks and uncertainties and factors that could cause actual results to differ materially from past results and future plans and projected and estimated future results can be found in MPAC's preliminary proxy statement filed with the Securities and Exchange Commission ("SEC") on October 3, 2018 and, when filed, its definitive proxy statement referred to under "Additional Information" below, including in the sections thereof captioned "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements," which is or will be available free of charge at www.sec.gov. None of MPAC, USWS or their respective affiliates or representatives assumes any obligation to update or correct any forward-looking statements or other information contained in this Presentation.

USE OF PROJECTIONS

Any estimates, forecasts or projections set forth in this Presentation have been prepared by USWS and/or MPAC in good faith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and reflect numerous judgment, estimates and assumptions that are inherently uncertain in prospective financial information of any kind. As such, no representation can be or is made as to the attainability of such estimates, forecasts and projections. The recipient is cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformity with generally accepted accounting principles ("GAAP"). The risks and other factors that could impact the USWS' or the combined company's ability to attain the projected results set forth in this Presentation. The recipient therefore should not rely on the estimates, forecasts or projections contained in this Presentation.

USE OF NON-GAAP FINANCIAL MEASURES

This Presentation includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non-GAAP financial measures included in this Presentation as tools for comparison.

2

3 INDUSTRY AND MARKET DATA Certain information contained in this Presentation has been derived from sources prepared by third parties believed by USWS a nd/ or MPAC to be reliable, including independent industry publications, government publications, public disclosures by other companies or othe r p ublished independent sources. Although USWS and/or MPAC believe these sources are reliable, neither of them has independently verified th e information, and they cannot guarantee, nor do they make any representation regarding, its accuracy and completeness. ADDITIONAL INFORMATION This Presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offe r t o buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in whi ch the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such juris dic tion. In connection with the proposed business combination, MPAC intends to file a definitive proxy statement with the SEC. The definitive proxy statement an d other relevant documents will be sent or given to the stockholders of MPAC as of the record date, October 5, 2018 (the “Record Date”), and w ill contain important information about the proposed business combination and related matters. MPAC stockholders and other interested persons are a dvi sed to read, when available, the definitive proxy statement in connection with MPAC’s solicitation of proxies for the meeting of stockhold ers to be held to approve the business combination because the proxy statement will contain important information about the proposed business combinati on. When available, the definitive proxy statement will be mailed to the MPAC stockholders as of the Record Date. Stockholders will al so be able to obtain copies of the definitive proxy statement, without charge, once available, at the SEC’s website at www.sec.gov. PARTICIPANTS IN THE SOLICITATION MPAC, its directors and officers and USWS and its directors and officers may be deemed participants in the solicitation of pr oxi es of MPAC’s stockholders in connection with the proposed business combination. MPAC’s stockholders and other interested persons may obtai n, without charge, more detailed information regarding the directors and officers of MPAC and USWS in MPAC’s preliminary proxy statement filed w ith the SEC on October 3, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and in direct interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed wit h the SEC regarding the proposed business combination if and when they become available. Disclaimer (Continued)

4  On July 13 th , USWS Holdings LLC (“USWS” or the “Company”) and Matlin & Partners Acquisition Corporation (“MPAC”) signed a definitive merger and contribution agreement that will create a public next - generation pressure pumping company  Up to $460MM total cash proceeds, including $328MM cash from MPAC Trust Account and $135MM of committed PIPE financing at $10.00 per share, are expected to be used to de - lever (net cash at closing) and build 6 additional Clean Fleets ® , expanding the total fleet size to 17 with ~800,000 HHP  The transaction values USWS at 2.7x 2019P Adjusted EBITDA and $761 per HHP 1 , a 41% and 36% discount to publicly - traded peers, respectively 2  USWS’ key objectives:  Reduce transaction risk: Accomplished by competitively pricing deal, raising $135MM in a committed PIPE placed with institutional investors, and securing $90MM backstop to mitigate risk of redemptions  Participate in future equity appreciation: USWS owners are rolling 100% of their equity stake of $274MM into the transaction reflecting USWS’ confidence in post - combination share performance  MPAC shareholder vote scheduled for November 1 st , with closing shortly thereafter  USWS’ proprietary electric frac Clean Fleet ® is set to transform the hydraulic fracturing industry through substantial cost and environmental efficiencies  Reduces completion costs – up to 90% fuel cost savings versus diesel powered fleets  Improves operational efficiencies -- eliminates maintenance - intensive diesel engines and transmissions  Reduces environmental impact – up to 99% reduction in CO and NOx emissions – dramatic noise reduction  Reduces safety hazards -- eliminates diesel delivery trucks from roads and well - sites; mitigates risk of fires  Electric fleets have a longer useful life – 15 - 20 years vs. 6 years for diesel powered fleets Executive Summary 1 Assumes midpoint of 2019 projected range and HHP Pro Forma for future expansion. 2 P eer group includes C&J Energy Services, FTS International, Keane Group, Liberty Oilfield Services, ProPetro and RPC. C&J Ene rgy Services and RPC excluded from EV / HHP discount calculation.

5 Business Update  Announced PW Power Systems turbine purchase supply agreement creating new competitive advantages including greater power generation, faster mobilization times and reduced costs  Two newbuild electric fleet contracts awarded for deployment in Q1 2019, ahead of original plan  Deployed 11 th Fleet on October 1 st in the Eagle Ford for a new customer under a two - year contract  Expanding Forecast Range of Adjusted EBITDA: for 2018: $135MM - $147MM (from $147MM) and for 2019: $215 - $235MM (from $225MM)  Added a 6th electric frac fleet to capital plan and eliminated the 1 remaining conventional new build  Due to customer request to change option language on additional conventional fleet to electric  E - frac industry education program progress - electric fleets have now worked for 14 different operators, including 5 new customers YTD  Fixed price contracts help to mitigate financial impact of industry volatility:  ~60% of fleets under fixed price contracts  Continue to see strong demand for 2019 given current commodity price environment

6  Recently announced partnership with PW Power Systems is a new competitive advantage  Reduces capital and operating costs  Increases power on site by ~30% with ability to incrementally scale up depending on service intensity  Reduces footprint on pad  Dramatically shortens mobilization time between locations  Both newbuild fleets are currently being assembled and will be more powerful, mobile, and scalable with reduce capital costs:  New generators and pump trailers designed to dramatically reduce mobilization time PW Power Systems Agreement

7 Short - Term Execution Will be Initial Focus:  Utilize new capital to execute multi - fleet orders and expand supply chain  Roll - out next generation electric frac fleets with faster mobilization times and higher generating capacity Long - Term Goal:  Transition to 100% high - spec electric pressure pumping company  Transaction provides the capital to accelerate this transformation Safety Remains Our Priority:  USWS has established a culture of safety across the organization  Robust training programs for new and existing workforce  Fleet staffing begins 60 - 90 days before delivery USWS: Long - term Growth and Short - Term Execution

MPAC's Investment Thesis

Compelling Market Opportunity	• Rising completion intensity and shift to multi-well pads are increasing frac demand • Strong demand for innovative solutions to address cost, safety, environmental and regulatory impact
Attractive Valuation	• The transaction values USWS at 2.7x 2019P Adjusted EBITDA and $761 per HHP[1] • Discount to publicly-traded peers of 41% and 36% respectively[2]
Transformative, Proprietary Technology	• Clean Fleet® is a patented, proven technology for all-electric hydraulic fracturing • Fuel savings of up to 90% ($900 per stage vs. $8,250 per stage for diesel)[3] • Benefits of shift from diesel to electric proven in land drilling, mining and marine
Differentiated Operating Model	• Long-term contracts provide stable cash flows and attractive return on capital • Customer alignment achieved through transparent pricing and fleet stability
Strong Balance Sheet	• Net cash and strong liquidity profile • Increased liquidity supports strong future growth
Proven, Cycle-Tested Management Team	• Guided USWS to positive Adjusted EBITDA through the downturn • Proven ability to build companies and create value for stakeholders

1 Assumes midpoint of 2019 projected range and HHP Pro Forma for future expansion.
2 Peer Group includes C&J Energy Services, FTS International, Keane Group, Liberty Oilfield Services, ProPetro and RPC. C&J Energy Services and RPC excluded from EV / HHP discount calculation.
3 Based on operating assumptions shown in the "Illustrative Fuel Cost Comparison – Conventional vs. Clean" table shown on page 15.

8

USWS

9 Transaction Overview: $328MM of MPAC Trust Account cash plus $135MM PIPE Provides Transformative Capital to Address Rising Demand for Clean Fleet ®  Existing USWS equity owners will receive rollover equity consideration equivalent to ~34% of the pro forma combined company Consideration  $328MM 2 of cash in trust held by MPAC to be used to:  Repay USWS’ Term Loan and Revolving Credit Facility  Fund Clean Fleet® expansion MPAC Trust Cash  Business combination between MPAC and USWS at an enterprise valuation of $609MM  2.7x 2019P Adjusted EBITDA of $225MM and $761 per HHP¹  Competitively priced to potentially increase post - combination share performance  MPAC shareholder vote scheduled for November 1st, with closing shortly thereafter Transaction Highlights 1 Assumes midpoint of 2019 projected range and HHP Pro Forma for future expansion. 2 Includes $3.3 million accrued interest (net of taxes) in MPAC trust account at 6/30/18, assuming no redemptions.  $135MM PIPE Offering  Funds additional Clean Fleet® expansion due to expanded customer interest  $90MM backstop provided by Crestview Capital  Provides additional assurance of closing PIPE / Backstop

10 7.9x 5.9x 4.8x 4.6x 4.4x 4.4x 2.7x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x RES LBRT FTSI FRAC PUMP CJ USWS 4.6x Median 86.7% 79.3% 74.7% 69.1% 64.6% 62.5% 43.4% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% LBRT FTSI USWS RES PUMP FRAC CJ 69.1% Median 26.6% 14.7% 11.7% 11.2% 10.9% 10.4% 7.1% 0% 5% 10% 15% 20% 25% 30% USWS FTSI PUMP LBRT FRAC CJ RES 11.2% Median $2,335 $1,807 $1,193 $1,149 $761 $0 $500 $1,000 $1,500 $2,000 $2,500 LBRT PUMP FRAC FTSI USWS $1,193 Median ¹ Source: Peer - company public filings and Capital IQ. Pricing as of October 1, 2018. USWS’ 2019P EBITDA assumes midpoint of projected range and HHP Pro Forma for future expansion. ² Defined as (EBITDA – Maintenance Capex) / EBITDA. ³ HHP pro forma for announced HHP additions. ⁴ Free Cash Flow Yield defined as (Cash Flow From Operations – Maintenance Capex) / Total Enterprise Value. Attractive Valuation Relative To Peers EV / 2019P EBITDA¹ 2019P Free Cash Flow Yield¹ ,4 EV / Pro Forma HHP¹ , ³ 2019P Free Cash Flow Conversion¹ , ²

Significant Upside Potential

CLEAN FLEET + Differentiated Contracting Strategy + Growth Capital = Low Volatility High Growth Investment

EV / 2019P EBITDA



4.6x
2.7x
USWS
At Offer1
Peers2
CLEAN FLEET
Contracting
Strategy
USWS
Potential

1 Assumes midpoint of 2019 projected range.
2 Peer group includes C&J Energy Services, FTS International, Keane Group, Liberty Oilfield Services, ProPetro and RPC. C&J Energy Services and RPC excluded from EV / HHP discount calculation.

11

USWS

12 Significant Growth Since Company Founding ▪ Company founded with a commitment from Antero Resources 2011 2012 ▪ Joel Broussard and Matt Bernard lead $30MM equity and $80MM debt financing and join the USWS board ▪ Nathan Houston joins the Company ▪ Joel Broussard and Jared Oehring develop Clean Fleet® ▪ Idea catalysts were Obama - era emissions regulations and Joel’s experience with electric motors in the marine industry 2013 ▪ Second Clean Fleet® comes online 2015 ▪ Clean Flee moves to the Permian Basin with contract ▪ Contract for fleet in Eagle Ford 2018 ▪ First Clean Flee comes online ▪ TCW leads $180MM financing and becomes largest stakeholder 2014 2017 ▪ Enters Eagle Ford ▪ Announces 4,000th stage pumped by Clean Flee ¹ Average fleets declined as fleet HHP makeup increased. ² Includes one fleet on delivery. 1.2 2.8 5.7 8.3 8.7 8.5¹ 11.0² 17.0 Avg. Fleets Year 2012 2013 2015 2017 2014 PF 2019P 2016 Current HHP (000s) 69 110 194 273 294 342 482 800 Basins Marcellus Marcellus Marcellus / Utica Marcellus / Utica Marcellus / Utica Marcellus / Utica / Eagle Ford Marcellus / Utica / Eagle Ford / Permian Marcellus / Utica / Eagle Ford / Permian / SCOOP/STACK 2011 2012 2013 2015 2017 2014 2018

13  Pure - play provider of hydraulic fracturing services with approximately 481,000 HHP (11 active fleets)  Company plan contemplates adding 6 new Electric Fleets, growing asset base to approximately 800,000 HHP  2 electric fleets scheduled to be deployed in Q1 2019 under newly awarded contracts  Pioneered electric powered Clean Fleet ® technology in 2014  Long - term contracts protected EBITDA during the downturn and offer ongoing cash flow visibility  Modern, premium equipment supported by robust maintenance program  Customer - centric culture with focus on driving safety and efficiency through technology  Diverse, high - quality E&P customer base  Cycle - tested management team with a demonstrated ability to build and sell oilfield services companies Pure - Play Frac Service Provider Facility & Fleet Locations Corporate Headquarters Sales Office/Warehouse Field Office Current Operations Target Expansion Areas Historical and Projected Adj. EBITDA And Adj. EBITDA Margin 1 (Dollar amounts in millions) (Adj. EBITDA Margin) (Adj. EBITDA) Generated more EBITDA in 2016 than all competitors combined 2 1 Assumes midpoint of 2018 and 2019 projected range. 2 Includes CFW, FRAC, FTSI, LBRT, PTEN, PUMP and RES . Source: Capital IQ. $44 $65 $86 $25 $72 $140 $225 0% 10% 20% 30% $0 $50 $100 $150 $200 $250 2013 2014 2015 2016 2017 2018P 2019P Adj. EBITDA Adj. EBITDA Margin 1 1

14  A first - mover in electric frac technology with approximately 7,000 stages completed  All - electric frac fleet, Clean Fleet ® , is significantly advantaged to conventional fleets  Strong intellectual property protection supported by 15 patents (with an additional 64 pending)¹ Clean Fleet ® Is A Game - Changing Technology With Strong Patent Protection Clean Fleet ® On Location In The Permian Key Clean Fleet ® Advantages Significant Operating Cost Savings Reduced Maintenance Longer Useful Life Noise Reduction Near Zero Emissions Enhanced HSSE Improved Stage Rate Efficiency ¹ Includes 13 issued patents and 2 notifications of allowance.

15  Natural gas generators create a significant economic advantage over diesel - powered pumps  Annual fuel savings estimated to be ~$13 million at current prices¹  Use of lower value field gas reduces risk from tight diesel markets Clean Fleet ® Provides Substantial Fuel Savings Illustrative Fuel Cost Comparison – Conventional vs. Clean Fleet ®¹ Fuel Savings Of Approximately $7,350 Per Stage ¹ Assumes 1.5 hours pumping time per stage at 90 bbls/minute and 8,000 psi. Conventional Clean Fleet® Gallons per Day 18,000 Mcf per Day 3,600 Days per Month 25 Days per Month 25 Gallons per Month 450,000 Gas Req. per Month 90,000 Months 12 Months 12 Annual Diesel Req. 5,400,000 Annual Gas Req. 1,080,000 $ / Gal 2.75$ $ / Mcf 1.50$ Annual Fuel Cost 14,850,000$ Annual Fuel Cost 1,620,000$ Annual Fuel Savings 13,230,000$ Stages / Day 6 Stages / Day 6 Annual Stages 1,800 Annual Stages 1,800 Fuel Cost / Stage 8,250$ Fuel Cost / Stage 900$ Fuel Savings / Stage 7,350$ Use of field gas provides significant savings relative to diesel fuel (Annual fuel cost in millions) $14.9 $1.6 $0.0 $4.0 $8.0 $12.0 $16.0 Conventional Fleet CF ~90% Savings

16 0 2 4 6 8 10 12 14 Clean Fleet ® Is Safer, Cheaper And Better Considerable HSE advantages Reduced vibration and elimination of oil and filter changes dramatically increases uptime Noise reduction averages up to 69% relative to conventional fleets Environmental impact is limited by near elimination of NOx emissions (g/kW - hr) NOx Emissions Reduction 0 2 4 6 8 10 Tier 1 Engine Tier 2 Engine Tier 4 Engine Clean Fleet® Actual Monitoring Points (kPa) Noise Reduction¹ Clean Fleet ® Conventional Fleet ¹ Monitoring points reflect noise readings at various locations around the frac site (not specifically correlated to distance). Conventional High Heat High Noise Fueling on location Climbing on equipment to make mechanical repairs Combustion sources near well head Frequent truck trips for fuel Low Heat Low Noise Zero Fueling Zero Oil/Filter changes Zero Combustion Sources near well head Zero truck trips for fuel CLEAN FLEET (Gen I)

CLEAN FLEET® Is A Game-Changing Technology That Continues to Evolve

Gen I Pump Trailer


USWS



Gen II Advancements

- The Next Generation of Clean Fleet® will be more powerful, mobile, and scalable while also costing less than the original design
- Power enhancements
  - New FT8® Gas Turbine MOBILEPAC® Unit manufactured by PW Power Systems will provide 30 MW of nameplate capacity on site, ~30% increase
- Mobility enhancements
  - PW MOBILEPAC configuration will significantly reduce generator mobilization times
  - New trailer configuration removes one pump from each trailer and replaces it with the transformer
    - Cables reduced by ~80%
    - Reduces mobilization time by a day
- Increased scalability and stability
  - Standard configuration will consist of one PW Generator with the ability incrementally scale up to 60 MW of power
  - Provides USWS with runway to meet customer increasing demand for service intensity
- Reduced cost
  - Power generation cost per fleet reduced by more than 20%
  - Team continues to work with vendors to further reduce capital costs

17

USWS

18 Robust Preventative Maintenance Has Led To Stable Operations  High - quality equipment procured from leading manufacturers  Maintenance program never lapsed; high utilization through downturn helped USWS avoid equipment cannibalization  Active engine rebuild/replacement program  All fluid ends replaced with stainless steel fluid ends Frac MD™ Data Output Frac MD™ Overview  FRAC MD™ is a predictive maintenance tool  Proprietary FRAC MD™ technology supports the preventative maintenance program through identification of potential issues before catastrophic failures arise, prolonging equipment useful life  Utilizes specialized equipment to analyze frac pump vibrations in order to indicate component stress  Real - time monitoring of fluid end vibration so that worn valves can be changed prior to catastrophic failures  Damage accumulation is a multiplication factor used to assess asset life expectancy  Rating of 1 indicates full useful life will be achieved, whereas above 1 indicates a reduction factor in useful life expectancy

19  True contracts – unlike MSAs or dedicated fleets typically seen in the industry  Fixed - price contracts are typically comprised of:  fixed monthly service and equipment (“S&E”) charges  variable (per stage or hour) repair and maintenance (“R&M”) surcharges  pass - through margin on consumables provided, where applicable  Long - term contracts are fundamental to business strategy Contracts Reduce Cash Flow Volatility Key Benefits Of USWS’ Contracts  Secures attractive pricing and returns on capital employed  Reduces volatility during periods of slowing activity levels Downside Protection  Allows USWS to underwrite new fleet economics to ensure attractive returns are achieved  Contract economics provide payback periods of as little as two years Attractive Newbuild Economics  Allows customers to capture upside from efficient operations  Protects USWS from short - term disruptions unrelated to USWS’ operations Maximizes Efficiency  Fixed service and equipment charge eliminates need to negotiate standby charges  Structure allows USWS to price contracts without “hiding” margin in consumables Transparent Structure

Sources & Uses And Pro Forma Ownership

Estimated Sources & Uses of Cash[1]

(Dollar amounts in millions)

Sources:		
USWS Rollover Equity	$	281
PIPE Offering		135
Cash From Trust[2]		329
Total Sources	**$**	**745**
Uses:		
USWS Rollover Equity	$	274
Repayment of Term Loan		168
Repayment of Credit Facility		30
Fees and Expenses[3]		32
Growth Capital		242
Total Uses	**$**	**745**

Pro Forma Ownership And Valuation[1]

(Dollar amounts and share counts in millions)

Pro Forma Ownership[4]:		
MPAC Public Shareholders	32.50	40.6%
MPAC Sponsor[4]	5.13	6.4%
PIPE Investors	13.50	16.9%
Backstop Commitment Fee[5]	0.90	1.1%
Transaction Fees & Expenses[6]	0.65	0.8%
USWS Rollover Equity[7]	27.40	34.2%
Total Outstanding at Close	**80.08**	**100.0%**

Pro Forma Market Capitalization	$	801
Less: Net Cash		192
Implied Enterprise Value	**$**	**609**

Adj. EBITDA - Midpoint		
2018P	$	140
2019P	$	225

Enterprise Value / Adj. EBITDA	
2018P	4.4x
2019P	2.7x

1. Amounts based on June 30, 2018 actual balances.
2. Cash in MPAC trust account at 6/30/18, assuming no redemptions.
3. Includes $10.3 million of deferred underwriting commission, $14.2 million other costs, including advisory, legal and accounting fees, and $1.0 million for the cash portion of a "change in control" bonus for the current Chief Executive Officer of USWS Holdings, who will become President and Chief Executive Officer of MPAC at closing. In addition to the cash costs, the current Chief Executive Officer of USWS Holdings will receive a "change in control" bonus of 650,000 shares of Class A Common Stock at closing, with an estimated fair value of $5.8 million. The fair value was calculated by applying an 11.2% discount for lack of marketability to the market price of MPAC's Class A Common Stock.
4. Excludes warrants to purchase 16.25 million shares at an exercise price of $11.50 per share; MPAC Sponsor warrants to purchase 7.75 million shares at an exercise price of $11.50 per share; 1.0 million MPAC Sponsor shares restructured to become transferable only after the trading price exceeds $12.00 for 20 out of 30 consecutive trading days or other certain conditions; and 530,000 newly issued LTIP shares that vest only after the trading price exceeds $12.00 for 20 out of 30 consecutive trading days and also over 3 years.
5. Backstop commitment fee payable in 900,000 newly issued shares (and transferred MPAC Sponsor warrants to purchase 3.625 million shares) in exchange for binding obligation to backstop/fund redemptions of up to $90 million to satisfy the $280 million Minimum Cash Condition. Excludes a 10 million share option at a purchase price of $10.00 per share, which may be exercised in whole or in part, prior to closing.
6. Represents 650,000 shares payable in respect of the "change in control bonus", as noted above.
7. Excludes shares issuable in connection with potential adjustment from the assumed Baseline Adjusted Net Debt Amount resulting from excess cash flow generated from operations during the period from signing to closing.

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21 USWS Team Has Successfully Executed on Organic Growth (Dollar amounts in millions, except per fleet amounts) 1 Adjustments include addbacks for one - time and non - recurring expenses including advisor fees, litigation expenses, fleet start - up costs and non - cash compensation. 2 Based on actual fleets in operation per month. 3 Based on midpoint of estimate range. Historical & Projected Results 2015 2016 2017 2018P 2019P Revenue 415$ 295$ 499$ $ 675 - 735 $ 860 - 940 Adjusted EBITDA 86$ 25$ 72$ $ 135 - 147 $ 215 - 235 Adjusted EBITDA Margin 21% 8% 14% 20% 3 25% 3 Avg. No. Of Fleets 8.3 8.7 8.6 10.3 14.3 Avg. No. Of Active Fleets 2,3 7.6 6.6 8.5 10.0 14.3 Adj. EBITDA Per Active Fleet 3 11.3$ 3.8$ 8.5$ 13.9 15.7

22  USWS’ contracts provide for full payback in less than four years  IRRs on newbuilds exceed USWS’ targeted return on capital Attractive Returns On Newbuild Fleets (Dollar amounts in millions) Payback Analysis Conventional Clean Fleet® Up-Front Capital Cost 38.0$ 60.0$ Stages per Month 100 100 Fixed Monthly S&E 34.8$ 34.8$ Monthly R&M 5.4 5.4 Consumables 36.0 36.0 Total Annual Revenue 76.2 76.2 Fixed Expenses 12.2 12.2 Variable Expenses 41.2 41.2 Gross Profit 22.8 22.8 Maintenance Capex 1 4.6 2.7 Net Cash Flow 18.2$ 20.0$ Useful Life (Years) 5 20 Payback Period (Years) 2.1 3.0 MOIC 2.4x 6.7x 1 Conventional Maintenance Capex based estimated at 6% of revenue; Clean Fleet Maintenance Capex estimated at a 40% reduction t o c onventional.

Appendix

24 Transaction Calendar 2018 SUNDAY Sunday Monday Tuesday Wednesday Thursday Friday Saturday 30 01 02 03 04 05 06 Record Date 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 01 02 03 Notice of Redemption of Shares Deadline (5PM ET 2 Days Prior to Meeting) SHAREHOLDER MEETING OCTOBER 2018 SUNDAY Sunday Monday Tuesday Wednesday Thursday Friday Saturday 28 29 30 31 01 02 03 Notice of Redemption of Shares Deadline (5PM ET 2 Days Prior to Meeting) Shareholder Meeting 04 05 06 07 08 09 10 Target Close Date 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Thanksgiving Special Meeting 25 26 27 28 29 30 01 Close Transaction NOVEMBER

25 U.S. Well Services Management Team Joel Broussard CEO ▪ Director of USWS since 2012 and as CEO since 2017 ▪ Seasoned oilfield services executive and serial entrepreneur ▪ Previously founded, and subsequently sold, Gulf Offshore Logistics, Go - Coil, LLC, and Louisiana Spring Water Matt Bernard CAO ▪ CFO of USWS since 2015 ▪ 26 years of energy finance and accounting related experience (10 years at Ernst & Young, 16 years in industry) ▪ Previously served as President and CFO of Gulf Offshore Logistics ▪ B.S. in Accounting from Nicholls State University Nathan Houston COO ▪ Joined USWS in 2012 and currently serves as COO ▪ 17 years of experience and an extensive technical background, with prior experience at Halliburton, Dominion Transmission and Superior Well Services. ▪ Member of the Society of Petroleum Engineers ▪ B.S. in Geo - Environmental Engineering from Pennsylvania State University Kyle O’Neill CFO ▪ Will join USWS as CFO following the close of the transaction ▪ Director of USWS since 2017 ▪ Joined TCW Direct Lending Group in 2013 with the acquisition of the Special Situations Funds Group from Regiment Capital Advisors, LP, where he worked since 2005 ▪ Began his career as an energy investment banker with JPMorgan ▪ BA from Michigan State University

Clean Fleet® Has Unparalleled Benefits

CLEAN® FLEET

		Benefit To		
		Customer	USWS	Community
Cost	• Longer useful life		✓	
	• Reduced equipment vibration and improved integrity		✓	
	• Reduced fuel costs (~$13 million per year)	✓	✓	
	• Insulation from commodity price volatility	✓	✓	
	• Reduced maintenance spending		✓	
Environmental & Safety	• Reduced CO and No_x emissions (~100% reduction)	✓	✓	✓
	• Reduced Noise Pollution (~69% reduction)	✓	✓	✓
	• Zero hot-fueling or ignition sources near the wellhead (reduced risk of fire and/or explosions)	✓	✓	✓
	• Reduced footprint at the wellhead	✓	✓	✓
	• Elimination of truck fuel delivery to wellsite (road traffic ~ 75-100 truckloads per month)	✓		✓
	• Reduction of onsite mechanical repairs (climbing on equipment)	✓	✓	

26

USWS®

27 Grown Organically To Become A Leading Pure - Play Frac Company  Founded in 2012  Pursued a prudent growth strategy, adding fleets with strong customer support in the form of long - term contracts with material cancellation provisions  All equipment purchased new resulting in a young fleet (average age of 3.1 years)  Broad customer base across three major basins with plans to grow to five basins with additional fleets (HHP in thousands) Average Historical and Projected HHP 1.2 2.8 5.7 8.3 8.7 8.5¹ 11.0 ¹ Average fleets declined as fleet HHP makeup increased. 481 69 110 194 273 294 342 481 800 0 100 200 300 400 500 600 700 800 2012 2013 2014 2015 2016 2017 Current Pro Forma Marcellus Marcellus Marcellus / Utica Marcellus / Utica Marcellus / Utica Marcellus / Utica / Eagle Ford Marcellus / Utica / Eagle Ford / Permian Marcellus / Utica / Eagle Ford/ Permian 17.0 Average Fleets Markets Served

28 5.2 5.6 5.9 6.3 6.7 7.4 7.6 7.9 8.1 8.4 8.7 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 8.5 9.0 2011 2013 2015 2017 2019P 2021P  Completion intensity, including longer lateral lengths, increasing proppant loadings, and increasing numbers of frac stages per well, is the key driver of well productivity  Leading edge well completions require substantial amounts of water and proppant, sufficient hydraulic horsepower and 24/7 frac operations Completion Intensity Continues To Increase (Thousands of Stimulated Feet) Increasing Lateral Lengths¹ (Average Number of Stages per Well) Higher Proppant Loadings² Higher Number Of Frac Stages¹ Increasing Completion Intensity Is Driving Well Productivity (MM Pounds of Proppant per Well) 5.9 7.3 9.4 11.6 14.2 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 2014 2015 2016 2017 2018P ¹ Source: Rystad Energy as of March 1, 2018. ² Spears & Associates as of December 2017. 19 19 19 23 25 29 33 35 36 38 39 15 20 25 30 35 40 2011 2013 2015 2017 2019P 2021P

Illustrative Fully Diluted Share Count and Ownership

	Illustrative Share Price								
Share count in millions	**$10.00**	**$11.00**	**$12.00**	**$13.00**	**$14.00**	**$15.00**	**$16.00**	**$17.00**	**$18.00**
MPAC Public Shares	32.50	32.50	32.50	32.50	32.50	32.50	32.50	32.50	32.50
MPAC Sponsor Shares[1]	5.13	5.13	6.13	6.13	6.13	6.13	6.13	6.13	6.13
PIPE Shares	13.50	13.50	13.50	13.50	13.50	13.50	13.50	13.50	13.50
Backstop Commitment Fee Shares[2]	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90	0.90
Transaction Fees & Expenses[3]	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65
USWS Rollover Shares[4]	27.40	27.40	27.40	27.40	27.40	27.40	27.40	27.40	27.40
LTIP Shares[5]	--	--	0.53	0.53	0.53	0.53	0.53	0.53	0.53
MPAC Sponsor Warrants[6]	--	--	0.32	0.89	1.38	1.81	2.18	2.51	2.80
MPAC Public Warrants[6]	--	--	0.68	1.88	2.90	3.79	4.57	5.26	5.87
Total Shares	**80.08**	**80.08**	**82.61**	**84.37**	**85.89**	**87.21**	**88.36**	**89.37**	**90.27**

1. 1.0 million MPAC Sponsor shares were restructured to become transferable only after the trading price exceeds $12.00 for 20 out of 30 consecutive trading days or other certain conditions.
2. Backstop commitment fee payable in 900,000 newly issued shares (and transferred MPAC Sponsor warrants to purchase 3.625 million shares) in exchange for binding obligation to backstop/fund redemptions of up to $90 million to satisfy the $280 million Minimum Cash Condition. Excludes a 10 million share option at a purchase price of $10.00 per share, which may be exercised in whole or in part, prior to closing.
3. Represents the 650,000 shares payable in respect of the "change in control bonus" expense that is payable to management in the closing.
4. Excludes shares issuable in connection with potential adjustment for excess cash flow generated from operations post-signing to closing.
5. 530,000 newly issued LTIP shares were subjected to vesting only after the trading price exceeds $12.00 for 20 out of 30 consecutive trading days; still subject to ratable vesting over 3 years.
6. Public warrants to purchase 16.25 million shares at an exercise price of $11.50 per share; and MPAC Sponsor warrants to purchase 7.75 million shares at an exercise price of $11.50 per share. Assumes application of treasury method for warrant dilution impact on share count.

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U.S. Well Services, LLC Matlin & Partners Acquisition Corporation October 9, 2018 Investor Presentation